Exhibit 99

Orient-Express Hotels Investor Presentation February 2010

2 Forward-looking statements This presentation and any related oral presentation by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of completing proposed asset sales, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms made more difficult by the current crisis in financial markets and by weakening national economies, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions in many parts of the world and weakness in financial markets, legislative, regulatory and political developments, and possible continuing challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign currency, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance. Net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases), offset by cash and cash equivalents, including restricted cash. Interest Coverage is defined as Adjusted EBITDA from continuing operations before Real Estate divided by net interest payable adjusted for mark to market of any derivatives which do not qualify for hedge accounting.

3 Orient-Express Global, luxury portfolio consisting of 50 assets, many of which are internationally renowned1 Focus on unique travel experiences and quality of service Diversified portfolio spans mature and emerging markets 41 hotels with over 3,500 total rooms1 $1.9 billion total enterprise value2 1. Includes Grand Hotel Timeo and Villa Sant'Andrea and excludes Lilianfels Blue Mountains and La Cabana. 2. As of February 22, 2010.

4 Orient-Express Global brand complements iconic local brands Irreplaceable assets with high barriers to entry Affluent leisure-oriented customer base Aggressive cost cutting and deleveraging Renovated portfolio with embedded growth opportunities Unique acquisitions with compelling rationale Proven track record / seasoned management

5 Key aspects of differentiation Exclusive focus on high-end, luxury market across 24 countries 41 Hotels 1 Restaurant 6 Trains 2 River Cruises Global and Diverse Irreplaceable assets High barriers to entry Stable strategy in difficult market place Best-in-class operational management Asset Ownership Iconic hotel brands Hotel Cipriani Copacabana Palace ‘21’ Club Hotel Ritz Madrid Venice Simplon-Orient-Express Distinguished Luxury Brands OEH guest: elite traveler, affluent, cultured, seeking unique and personalized experiences More resilient but more demanding 68% leisure focused Customer Profile

6 Diversified business model Customer base demographics1 Customer mix: room nights Customer mix: revenue Total 2009 adjusted revenue: $463.9 million2 1. Based on room nights. 2. Comprises earnings from unconsolidated companies of $8,693,000 and revenue of $456,956,000 less revenue from real estate activities of $1,706,000 Leisure 81% Non - Leisure 19% Leisure 68% Non - Leisure 32% USA 42% Europe 36% Rest of World 22%

7 Hotel Caruso Belvedere

2009 in Review - Key strategic actions 8 Step 1: Improve operational efficiency achieved targeted fixed and variable cost reductions focus on cash and asset management maintain cost discipline going forward

9 Summary of Q4 2009 operating results ($ in millions) Adjusted Revenue Q4 2009 Q4 2008 % change Rooms1 $40.6 $36.1 12% Non-Rooms2 38.3 33.5 14% Trains & Cruises 16.2 15.2 7% EBITDA Q4 2009 Q4 2008 % change Owned Hotels Europe $1.0 ($4.1) NM North America3 2.6 0.5 NM Rest of World 8.8 9.7 (9%) Trains & Cruises 4.6 2.7 72% Same Store RevPAR % change (in U.S. dollars) Q4 2009 Q4 2008 U.S. dollar Local currency Europe $207 $146 42% (7%) North America 271 330 (18%) (18%) Rest of World 183 169 8% (3%) Worldwide 203 183 11% (7%) STR luxury4 152 173 (13%) (13%) 1. Consists of revenues from rooms of owned hotels, less revenue from rooms from Charleston Place Hotel. 2. Consists of non-rooms revenue from owned hotels, less non-rooms revenue from Charleston Place Hotel. 3. Q4 2009 includes Charleston Place Hotel EBITDA of $3.2 million. 4. Only U.S. data available.

10 Summary of 2009 operating results ($ in millions) Adjusted Revenue 2009 2008 % change Rooms1 $181.0 $233.6 (23%) Non-Rooms2 150.6 177.0 (15%) Trains & Cruises 68.4 88.3 (23%) EBITDA 2009 2008 % change Owned Hotels Europe $38.3 $61.2 (37%) North America3 14.6 9.5 NM Rest of World 25.5 32.0 (20%) Trains & Cruises 20.6 24.3 (15%) Same Store RevPAR % change (in U.S. dollars) 2009 2008 U.S. dollar Local currency Europe $313 $435 (28%) (21%) North America 272 359 (24%) (23%) Rest of World 158 181 (13%) (12%) Worldwide 230 299 (23%) (19%) STR luxury4 149 196 (24%) (24%) 1. Consists of revenues from rooms of owned hotels, less revenue from rooms from Charleston Place Hotel. 2. Consists of non-rooms revenue from owned hotels, less non-rooms revenue from Charleston Place Hotel. 3. 2009 includes Charleston Place Hotel EBITDA of $11.9 million. 4. Only U.S. data available.

2009 in Review - Key strategic actions 11 Step 1: Improve operational efficiency achieved targeted fixed and variable cost reductions focus on cash and asset management maintain cost discipline going forward Step 2: Manage the balance sheet maintain ample liquidity to manage through down cycle delivering on non-core asset disposal program achieve net debt to EBITDA ratio target of 4x – 5x by 2011

Prudent balance sheet management $108 million in proceeds from non-core asset sales in 2009, demonstrating high intrinsic value of quality, luxury assets entered into sale agreement in December to sell Lilianfels Blue Mountains for $19.3 million sold Windsor Court Hotel in October for $44.3 million in June, sold Lapa Palace in Lisbon for $42.0 million above sales removed $70 million of debt from the Company’s balance sheet1 Raised $272 million in net proceeds through follow-on equity offerings in April 2009 and January 2010 stock price has increased 105% and 18% since, respectively2 Developing traction in sale of developed real estate Returned two assets to service in Southeast Asia and Brazil after completing quality upgrades 12 1. Includes $7 million of debt at Lilianfels Blue Mountains which was removed upon closing of the disposition in February 2010. 2. As of February 22, 2010.

13 Consolidated debt repayment schedule Note: As of 12/31/09, pro forma for Grand Hotel Timeo and Villa Sant’Andrea acquisitions, drawn revolver balances displayed are adjusted for actual maturity dates of respective facilities. Excludes $6.7 million of working capital facilities. $67 million of 2011 maturities are non-recourse (Charleston Place). 1. Management believes that the Company has the ability to refinance these portions of maturing debt for periods of up to three years. $34 $32 $25 $16 $51 $27 $129 $28 $17 $3 $387 $84 $50 $9 $60 $548 $137 $83 $62 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2010 2011 2012 2013 Thereafter (US$m) Required amortization Expected to pay down Expected to refinance 1

2009 in Review - Key strategic actions 14 Step 1: Improve operational efficiency achieved targeted fixed and variable cost reductions focus on cash and asset management maintain cost discipline going forward Step 2: Manage the balance sheet maintain ample liquidity to manage through down cycle delivering on non-core asset disposal program achieve net debt to EBITDA ratio target of 4x – 5x by 2011 Step 3: Drive fundamental growth Orient-Express brand continue to deliver excellence in customer experience capitalize on cyclical upswing take advantage of unique acquisition opportunities

Orient-Express Brand 15

16 Building brand awareness

Sourcing and executing acquisitions High quality properties unique and selected iconic hotels that appeal to the OEH customer base Villa Sant’Andrea and Grand Hotel Timeo ranked #3 and #5 European resorts, respectively, by Travel + Leisure in 20091 Desirable location top locations in a #1 ranked leisure destination with international reputation and excellent access Sicily ranked #1 “World Top 100 Overall” and #1 island destination by Conde Nast in 20092 high barriers to entry Compelling financial opportunity strong RevPAR growth potential under OEH rebranding strong synergies with OEH’s portfolio of Italian properties drive margins significant potential for operational improvement 17 1. Travel + Leisure, August 2009 - World’s Best Hotels – Europe. 2. Condé Nast Traveller UK, October 2009 Readers’ Travel Awards 2009.

Unique opportunity to add to world-class Italian portfolio 18 Grand Hotel Timeo Villa Sant’Andrea 2008 2007 2008 2007 Hotel Cipriani 745 760 57% 59% Hotel Splendido 703 750 59% 59% Hotel Caruso Belvedere 548 651 54% 55% Villa San Michele 462 589 51% 55% Grand Hotel Timeo 142 178 51% 55% Villa Sant’Andrea 177 178 57% 55% RevPAR (€) Operating margin1 1. Income before fixed and variable overheads.

19 Copacabana Palace

20 2010/2011 Strategic Objectives Solid business model Balance Sheet objectives remain Net debt / EBITDA1 8.9x 4-5x Interest coverage 2.7x >3x Drive brand strategy Achieve objectives by end of 2011 1. EBITDA used is Adjusted EBITDA from continuing operations before Real Estate. Net debt excludes $26.6 million of debt and $15.1 million of cash and restricted cash related to the Porto Cupecoy development project. Source: Public filings As of 12/31/09 Target

Orient-Express Hotels Investor Presentation February 2010

Appendix A: Reconciliation of Room Revenue 22 1. Comprises earnings from unconsolidated companies of $2,331,000 (2008 - $5,434,000) and revenue of $111,284,000 (2008 - $65,236,000). 2. Comprises earnings from unconsolidated companies of $8,693,000 (2008 - $23,757,000) and revenue of $456,956,000 (2008 - $502,838,000). Three months ended Twelve months ended December 31 December 31 2009 2008 2009 2008 YoY change Same-Store Rooms Revenue $40,561 $36,137 $181,022 $233,646 Charleston Place Hotel 5,600 21,443 Room Revenue $46,160 $36,137 $202,464 $233,646 Same-Store Non-Rooms Revenue $38,278 $33,451 $150,580 $177,006 Charleston Place Hotel 6,025 25,069 Non-Rooms Revenue $44,304 $33,451 $175,650 $177,006 Same-Store Revenue - Owned Hotels $78,839 $69,588 $331,602 $410,652 Total Room & Non-Rooms Revenue - Owned Hotels $90,464 $69,588 $378,114 $410,652 Hotel Management & Part Ownership Interests 1,221 5,684 2,995 23,302 Restaurants 5,719 6,337 14,436 18,499 Trains & Cruises 16,193 15,195 68,398 88,296 Real Estate 18 (26,134) 1,706 (14,154) Total Revenue1 $113,615 1 $70,670 1 $465,649 2 $526,595 2 $ in thousands

Appendix B: Reconciliation and Adjustments 23 1. Includes Charleston Place Hotel EBITDA of $3.2 million and $11.9 million for three months ended 12/31/09 and twelve months ended 12/31/09, respectively. 2. Includes Charleston Place Hotel EBITDA of $3.5 million and $15.0 million for three months ended 12/31/08 and twelve months ended 12/31/08, respectively. 3. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties and one joint venture in 2008. 4. A gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship. Three months ended Twelve months ended December 31 December 31 2009 2008 2009 2008 Segment EBITDA: Owned hotels Europe $971 ($4,062) $38,328 $61,215 North America1 2,622 519 14,579 9,455 Rest of World 8,840 9,722 25,453 32,000 Hotel management/part ownership interests2 1,221 5,684 2,995 23,302 Restaurants 1,726 2,002 1,757 3,518 Trains & Cruises 4,588 2,663 20,571 24,279 Real estate (1,943) (5,250) (3,476) (6,433) Impairment of goodwill and other intangible assets3 - (29,099) (6,500) (29,099) Gain on insurance proceeds4 1,385 - 1,385 - Central overheads (6,514) (10,964) (25,870) (31,117) EBITDA from continuing operations $12,896 ($28,785) $69,222 $87,120 $ in thousands

ORIENT-EXPRESS

Appendix C: Reconciliation and Adjustments

$ in thousands	Three months ended December 31		Twelve months ended December 31	
	2009	2008	2009	2008
EBITDA from continuing operations	**$12,896**	**($28,785)**	**$69,222**	**$87,120**
Adjusted items:				
Management restructuring and related costs[1]	-	2,493	1,472	2,493
Impairment[2]	-	29,099	6,500	29,099
Gain on insurance proceeds[3]	(1,385)	-	(1,385)	-
Abandoned projects[4]	-	1,418	-	1,497
Legal costs[5]	6	690	654	690
Porto Cupecoy[6]	-	5,247	-	4,866
Adjusted EBITDA from continuing operations	**$11,517**	**$10,162**	**$76,463**	**$125,765**
EBITDA from continuing operations	**$12,896**	**($28,785)**	**$69,222**	**$87,120**
Depreciation & amortization	(11,285)	(7,728)	(40,830)	(34,772)
Interest	(6,740)	(13,809)	(31,068)	(46,874)
Foreign exchange	(1,367)	2,653	(1,058)	4,774
(Losses)/earnings before tax	($6,496)	($47,669)	($3,734)	$10,248
Tax	(2,590)	7,860	(15,543)	(9,164)
Net (losses)/earnings from continuing operations	($9,086)	($39,809)	($19,277)	$1,084
Discontinued operations	(7,744)	(8,247)	(49,520)	(27,635)
Net losses on common shares	**($16,830)**	**($48,056)**	**($68,797)**	**($26,551)**

1. Restructuring and redundancy costs incurred as part of the Company's cost reduction program.
2. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties and one joint venture in 2008.
3. A gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship.
4. Costs associated with certain projects which the Company has decided not to pursue.
5. Legal costs incurred in defending the Company's class B common share structure including a Special General Meeting in 2008 and litigation in 2009.
6. In Q4 2008 there was a change in the application of the accounting policy for revenue recognition resulting in the reversal of revenues and earnings previously recognized.

24

Appendix D: Net debt reconciliation 25 $ in millions December 31, 2009 Adjusted EBITDA from continuing operations before real estate $79.9 Cash and cash equivalents $72.1 Restricted cash 19.9 Total cash $92.0 Less Porto Cupecoy cash (5.7) Less Porto Cupecoy restricted cash (9.4) Adjusted cash $76.9 Working capital facilities $6.7 Current portion of long-term debt and capital leases 173.4 Long-term debt and obligations under capital leases 638.3 Total debt $818.4 Less Porto Cupecoy debt (26.6) Adjusted total debt $791.8 Adjusted net debt $714.9 Adjusted net debt / EBITDA 8.9x Interest expense $31.1 Mark-to-market of interest rate swaps (1.0) Adjusted interest expense $30.1 Interest coverage 2.7x